Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
June 30, 1997



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.9772%



        Excess Protection Level
          3 Month Average   4.28%
          June, 1997   4.79%
          May, 1997   4.37%
          April, 1997   3.70%


        Cash Yield                                  17.16%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.78%


        Over 35 Day Delinquency                      4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $ 27,184,721,330.37


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 2,741,483,811.88